Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Mar. 31, 2021	Dec. 31, 2020
Income Taxes [Line Items]
Income Taxes

Note 14. Income Taxes

Effective tax rates for interim periods are based upon the Company’s estimate of the annual effective tax rate. Effective tax rates vary based upon an estimate of taxable earnings and on the mix of taxable earnings in the various states and countries in which we operate. Changes in the annual allocation and apportionment of the Company’s activity amongst these jurisdictions result in changes to the effective rate.

The income tax expense of continuing operations for the three and nine months ended September 30, 2021 was $1.0 million and $2.0 million, respectively. The income tax expense on the pre-tax loss for the three months and nine months ended September 30, 2021 was different than the amount expected at the statutory federal income tax rate primarily as a result of foreign taxes and changes in the valuation allowance provided against our deferred tax assets.

The income tax expense of continuing operations for the three and nine months ended September 30, 2020 was $0.1 million and $0.9 million, respectively. The income tax expense on the pre-tax loss for the three months and nine months ended September 30, 2020 was different than the amount expected at the statutory federal income tax rate primarily as a result of foreign taxes and changes in the valuation allowance provided against our deferred tax assets.

Note 14. Income Taxes

The amounts of loss from continuing operations before income taxes was as follows (in thousands):

	2020	2019
United States	$(52,224)	$(234,613)
Foreign	2,505	5,646
Total	$(49,719)	$(228,967)

The income tax expense from continuing operations for 2020 and 2019 consisted of the following (in thousands):

	2020	2019
Current:
Federal	$—	$—
State	87	79
Foreign	1,090	1,229
Total current expense	1,177	1,308
Deferred:
Federal	—	—
State	62	14
Foreign	603	(80)
Total deferred expense	665	(66)
Income tax expense	$1,842	$1,242

The effective tax rates for 2020 and 2019 were 3.7% and 0.5%, respectively. An income tax reconciliation between the U.S. Federal statutory tax rate of 21% for each of 2020 and 2019 and the effective tax rate is as follows (in thousands):

	2020		2019
Income tax at U.S. Federal statutory income tax rate	$(10,441)	21.0%	$(48,083)	21.0%
State and local taxes, net of Federal income tax benefit	(1,371)	2.8%	(405)	0.2%
State tax rate change	—	0.0%	(1,396)	0.6%
Valuation allowance	11,028	-22.2%	11,505	-5.0%
Goodwill impairment	—	0.0%	35,700	-15.6%
Nondeductible expenses	940	-2.0%	1,300	-0.6%
Taxes of foreign operations at rates different than U.S. Federal statutory income tax rate	1,435	-2.9%	1,072	-0.5%
Other	251	-0.5%	1,549	-0.7%
Total	$1,842	-3.7%	$1,242	-0.5%

The effective tax rate for 2020 differs from the U.S. Federal income tax rate of 21% primarily due to changes in the valuation allowance, state taxes, and foreign taxes. The effective tax rate for 2019 differs from the U.S. Federal income tax rate of 21% primarily due to the permanent addback of the goodwill impairment and changes in the valuation allowance.

The Tax Act, which was signed into law on December 22, 2017, contained many significant changes to the U.S. federal income tax laws. Among other things, the Tax Act reduced the U.S. corporate income tax rate from 35% to 21% effective January 1, 2018, limited the tax deductibility of interest expense, accelerated expensing of certain business assets and transitioned the U.S. international taxation from a worldwide tax system to a territorial tax system by imposing a one-time mandatory repatriation of undistributed foreign earnings. Also included in the Tax Act was the implementation of a minimum tax on foreign earnings.

On March 27, 2020, the Coronavirus Aid, Relief and Economic Security (“CARES”) Act was enacted and signed into law. Intended to provide economic relief to those impacted by the COVID-19 pandemic, the CARES Act includes provisions, among other things, addressing the carryback of NOLs for specific periods and temporary modifications to the limitation placed on the tax deductibility of interest expense.

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities consists of the following (in thousands):

	2020	2019
Deferred tax assets:
Net operating loss carryforward	$60,280	$56,703
Accrued expenses	2,449	1,089
Allowance for doubtful accounts	127	167
163(j) Interest expense limitation and carryforward	996	629
Total deferred tax assets	63,852	58,588
Deferred tax liabilities:
Property and equipment	(427)	(615)
Deferred revenue	(3,884)	(5,440)
Intangible assets	(14,099)	(17,515)
Deferred contract acquisition costs	(2,753)	(2,048)
Other	(79)	(437)
Total deferred tax liabilities	(21,242)	(26,055)
Valuation allowance	(41,875)	(31,133)
Deferred income tax asset, net	$735	$1,400

The Company anticipates most of its deferred tax assets will be realized within the period during which its deferred tax liabilities are expected to reverse. However, there are certain U.S. federal and foreign deferred tax assets as well as state NOLs that are not expected to be realized before expiration and as such are not more-likely-than-not realizable and we have recorded a valuation allowance against such deferred tax assets.

As of December 31, 2020, we had U.S. Federal NOL carryforwards of $259.0 million generated in tax years 2002 through 2020, of which $154.1 million will expire from 2022 to 2037 and $105.0 million will carry forward indefinitely. We have state NOL carryforwards of $88.9 million generated in tax years 2007 through 2020. The state NOL carryforwards of $85.0 million will expire from 2021 to 2040 and $3.7 million will carryforward indefinitely. Additionally, we have foreign NOL carry forwards of $5.5 million generated from tax years 2006 through 2016, of which $5.5 million will carry forward indefinitely.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. In making such a determination, we considered all available positive and negative evidence, including our past operating results, forecasted earnings, frequency and severity of current and cumulative losses, duration of statutory carryforward periods, future taxable income and prudent and feasible tax planning strategies. On the basis of this evaluation, we continue to maintain a valuation allowance against a portion of the Company’s deferred tax assets. As of December 31, 2020, we have recorded a valuation allowance of $41.9 million for the portion of the deferred tax asset that did not meet the more-likely-than-not realization criteria. We increased the valuation allowance on our net deferred taxes by $10.7 million during 2020. The changes in the valuation allowance are primarily due to certain U.S. and foreign tax assets that management believes are not more-likely-than-not to be fully realized in future periods. In addition, certain Federal and state NOL carryforward assets are reduced by a valuation allowance and/or may be limited by Internal Revenue Code Section 382.

We are subject to taxation in the United States and various foreign jurisdictions. As of December 31, 2020, we were no longer subject to examination by the Internal Revenue Service for tax years prior to 2017 and generally not subject to examination by state tax authorities for tax years prior to 2015. With few exceptions, we are no longer subject to foreign examinations by tax authorities for tax years prior to 2017. All material withholding tax returns and income tax returns have been timely filed.

We do not have any unrecorded unrecognized tax positions (“UTPs”) as of December 31, 2020. While we currently do not have any UTPs, it is foreseeable that the calculation of our tax liabilities may involve dealing with uncertainties in the application of complex tax laws and regulations in a multitude of jurisdictions across our global operations. ASC 740 states that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, on the basis of the technical merits. Upon identification of a UTP, we would (1) record the UTP as a liability in accordance with ASC 740 and (2) adjust these liabilities if/when management’s judgment changes as a result of the evaluation of new information not previously available. Ultimate resolution of UTPs may produce a result that is materially different from an entity’s estimate of the potential liability. In accordance with ASC 740, we would reflect these differences as increases or decreases to income tax expense in the period in which new information is available. If any, we recognize and include interest and penalties accrued on uncertain tax positions as a component of income tax expense.

NEWTOWN LANE MARKETING, INCORPORATED [Member]
Income Taxes [Line Items]
Income Taxes

NOTE 5 — INCOME TAXES

The Company’s income tax expense differed from the statutory rates (federal 21%) as follows:

	March 31, 2021	March 31, 2020
Expected tax expense (benefit) – Federal	$(32,693)	$(13,106)
Expected tax expense (benefit) – State	—	—
Non-deductible expenses	1,050	1,050
Change in valuation allowance	31,643	12,056
Actual tax expense (benefit)	$—	$—

The net deferred taxes in the accompanying balance sheets includes the following amounts of deferred tax assets and liabilities:

	March 31, 2021	March 31, 2020
Gross deferred tax assets:
Net operating loss carryforwards	$(478,792)	$(447,149)
Total deferred tax assets	(478,792)	(447,149)
Less: valuation allowance	478,792	447,149
Net deferred tax asset recorded	$—	$—

As of March 31, 2021 and 2020, the Company has net operating losses carry forward (NOLs) of approximately $2,280,000 and $2,129,000 available to offset future taxable income. The valuation allowance was established to reduce the deferred tax asset to the amount that will more likely than not be realized. This is necessary due to the Company’s continued operating loss and the uncertainty of the Company’s ability to utilize approximately $2,015,000 of the net operating loss carryforwards before they will expire through the year 2037 and approximately $265,000 of net operating loss carryforwards that can be carried-forward indefinitely subject to limitation. In addition, the utilization of the net operating loss carryforward has been limited as to its use pursuant to the Internal Revenue Code Section 382 due to the past changes in ownership of the Company. The benefits of these NOLs may be reduced in the future if the Company is successful in establishing a new business. The Company’s federal and state income tax returns for the years 2017 through 2021 remain open for audit by applicable regulatory authority.